Exhibit 99.2
Q1 2023 Financial Results: May 18, 2023 Tracy Pagliara President & CEO NYSE American: WLMS Randy Lay EVP & Chief Operating Officer Damien Vassall VP & Chief Financial Officer

2 Cautionary Notes Note: Unless otherwise noted, all discussion is based upon continuing operations. Forward-looking Statement Disclaimer This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s liquidity situation and the outcome of the Company’s review of strategic alternatives, including engaging in a potential sale, restructuring or refinancing its debt, seeking additional debt or equity capital, reducing or delaying its business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code, the Company’s ability to successfully implement its liquidity improvement plan and, if necessary, to obtain additional funding on reasonable terms, or at all, the Company’s ability to performance in the nuclear and fossil sectors, to streamline overhead, and to exit certain operations that have negatively impacted results in a timely manner, the Company’s ability to obtain support from customers in dealing with its liquidity challenges, future demand for the Company’s services, the Company’s funding levels and ability to continue operations as a going concern, and expectations regarding future revenues, cash flow, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including the Company’s ability to continue to implement its liquidity improvement plan and to continue as a going concern; the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its amended debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth-related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; the results of the Company’s ongoing strategic alternatives review process; the Company’s ability to obtain adequate surety bonding and letters of credit; the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including any expansion into new markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions (including any that may result from the Company’s review of strategic alternatives); the loss of one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performance or subcontractor insolvency; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors, including increases in cost, disruption of supply or shortage of labor, freight, equipment or supplies, including as a result of the COVID-19 pandemic, geopolitical conditions and other economic factors; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change; limitations or modifications to indemnification regulations of the U.S.; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of unstable market and economic conditions on our business, financial condition and stock price, including inflationary cost pressures, supply chain disruptions and constraints, labor shortages, instability in the global banking system, the effects of the Ukraine-Russia conflict, and a possible recession; our ability to meet expectations about our business, key metrics and future operating results; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s ability to successfully implement its new enterprise resource planning (ERP) system; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; the impact of natural disasters, which may be exacerbated as a result of climate change, and other severe catastrophic events; the impact of corporate citizenship and environmental, social and governance matters; the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock or related contractual obligations on the market price of such stock; the potential impact of activist stockholder actions; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation.

3 Q1-2023 Highlights ➢ 2023 Q1 revenue of $103.5 million versus $69.6 million in the prior-year period, reflecting higher nuclear business due to services performed during customer outage ➢ Gross margin of 7.4% versus 8.2% in the 2022 first quarter ▪ Excluding underperforming projects and T&D expense, 2023 adjusted gross margin of 12.2% ➢ Operating expenses of $6.1 million for Q1 versus $6.5 million in the prior-year period ➢ Adjusted EBITDA(1) of $3.3 million versus $0.1 million last year ➢ Backlog $235 million versus $333 million as of December 31, 2022 ➢ Company continues assessing strategic alternatives (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results.

4 FY2023 Outlook ▪ Revenue expected to fall in second half due to lower backlog and slow bid environment ▪ Additional costs and/or funding anticipated related to underperforming operations ▪ Liquidity challenges continue US Nuclear 33% Decommissioning 8% Energy Delivery 4% Fossil 48% Industrial / Water / Other 7% $235 M Backlog March 31, 2023

5 US Nuclear 72% Decommissioning 1% Energy Delivery 6% Fossil 12% Industrial / Water / Other 9% Revenue Review End Market Revenue 1Q-2023 Vogtle 3 & 4 2023 1Q revenue: $18.0 million $69.6 $56.1 $56.7 $55.8 $103.5 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 First Quarter Revenue Bridge $ Millions *Numbers may not sum due to rounding (in millions) $ Change First quarter 2022 revenue $ 69.6 U.S. Nuclear 40.8 Fossil 4.7 Transmission & Distribution 1.6 Decommissioning (4.6) Canada Nuclear (5.5) Other (3.1) Total change 33.9 First quarter 2023 revenue* $ 103.5

6 Operating Trends Financial Performance Rebounds • Non-core operations being closed/exited • Negative impact from underperforming projects and T&D business diminishing • Legacy Florida projects complete by Q1 2024 • Adjusted SG&A reflecting impact of cost cuts • Gross profit and EBITDA from core operations improving • Core adjusted gross margin 12.2% • Core adjusted EBITDA $7.1 Million $5.7 $2.3 $0.7 -$1.7 $7.7 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 $ Millions $6.5 $6.7 $7.0 $7.0 $6.1 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Gross Profit Operating Expenses

NYSE American: WLMS Adjusted EBITDA Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U.S. Securities and Exchange Commission. Adjusted EBITDA is the sum of the Company’s income (loss) from continuing operations before interest expense, net, and income tax (benefit) expense and unusual gains or charges. It also excludes non-cash charges such as depreciation and amortization and stock-based compensation. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and certain non-cash expenses and unusual gains or charges (such as stock-based compensation, severance costs, other professional fees, and foreign currency (gain) loss) which are not always commensurate with the reporting period in which such items are included. Williams’ credit facilities also contain ratios based on EBITDA. Adjusted EBITDA should not be considered an alternative to net income or income from continuing operations or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. Note Regarding Forward-Looking Non-GAAP Financial Measures The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis. ▪ Supplemental Information

8 Gross Margin Reconciliation (in thousands) Three Months Ended March 31, 2023 Revenue $ 103,470 Cost of revenue 95,779 Gross profit 7,691 Gross margin 7.4% Minus: revenue from transmission and distribution business (1,356) Minus: revenue from Florida lump sum water projects (6,564) Minus: revenue from chemical projects (1,104) Minus: total revenue deducted (9,024) Minus: cost of revenue from transmission and distribution business (2,827) Minus: cost of revenue from the Florida lump sum water projects (8,510) Minus: cost of revenue from chemical projects (1,484) Minus: total cost of revenue deducted (12,821) Adjusted revenue 94,446 Adjusted cost of revenue 82,958 Adjusted gross profit $ 11,488 Adjusted gross profit margin 12.2%

9 Adjusted EBITDA Reconciliation Three Months Ended March 31, (in thousands) 2023 2022 Loss from continuing operations $ (146) $ (2,027) Add back: Interest expense, net 1,793 1,219 Income tax expense (benefit) (15) 229 Depreciation and amortization expense 55 66 Stock-based compensation 614 (31) Severance costs — 43 Other professional fees 934 714 Franchise taxes 63 64 Foreign currency gain (16) (135) Adjusted EBITDA - continuing operations $ 3,282 $ 142

10 Core Adjusted EBITDA Reconciliation Three Months Ended March 31, (in thousands) 2023 2022 Loss from continuing operations $ (146) $ (2,027) Add back: Net loss projects 3,797 1,865 Interest expense, net 1,793 1,219 Income tax expense (benefit) (15) 229 Depreciation and amortization expense 55 66 Stock-based compensation 614 (31) Severance costs — 43 Other professional fees 934 714 Franchise taxes 63 64 Foreign currency gain (16) (135) Adjusted EBITDA - continuing operations $ 7,079 $ 2,007